                                                                Exhibit 10.1

                             WAIVER AND CONSENT

         THIS WAIVER AND CONSENT, dated as of October 31, 2005 (this "Waiver
                                                                      ------
and Consent"), by and among Solutia Inc., a Delaware corporation (the
-----------
"Parent"), and Solutia Business Enterprises, Inc., a New York corporation,
 ------
("Solutia Business" and together with the Parent, each a "Borrower" and
  ----------------                                        --------
collectively, the "Borrowers"), each subsidiary of the Parent listed as a
                   ---------
"Guarantor" on the signature pages hereto, (each a "Guarantor" and
                                                    ---------
collectively, the "Guarantors"), the lenders from time to time party hereto
                   ----------
(each a "Lender" and collectively, the "Lenders"), the issuers from time to
         ------                         -------
time party hereto (each an "Issuer" and collectively, the "Issuers"),
                            ------                         -------
Citicorp USA, Inc. ("CUSA"), as collateral agent for the Lenders (in such
                     ----
capacity, the "Collateral Agent"), CUSA, as administrative agent for the
               ----------------
Lenders (in such capacity, the "Administrative Agent"), and CUSA and Wells
                                --------------------
Fargo Foothill, LLC, as co-documentation agents for the Lenders, (in such capacity, the "Documentation Agent" and together with the Collateral Agent
               -------------------
and the Administrative Agent, each an "Agent" and collectively, the
                                       -----
"Agents").
 ------

                                  RECITALS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, and the Agents have heretofore entered into that certain Financing Agreement, dated as of January 16, 2004, (as amended, supplemented, or otherwise modified from time to time, the "Financing Agreement");
                                           -------------------

         WHEREAS, Parent has notified the Agents that Astaris expects to sell all or substantially all its operating assets to Israeli Chemicals Limited, or certain of its affiliates, that such sale is expected to close on or about October 31, 2005, and that Astaris will subsequently distribute the net proceeds of that sale to its members, including Parent, as set forth in the agreements relating to the sale;

         WHEREAS, Parent has determined that it is in its best interest to retain the proceeds of such sale (whether received at closing or thereafter and whether received directly or as a distribution from Astaris, the "Astaris Sale Proceeds") and has requested that the Lenders waive any
 ---------------------
provisions of the Loan Documents that would otherwise require the any Loan Party to make a prepayment upon receipt of the Astaris Sale Proceeds or require that the Astaris Sale Proceeds be held as additional collateral by the Collateral Agent; and

         WHEREAS, the Lenders are willing to grant such waiver on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I

                                DEFINITIONS

         Section 1.01 Definitions. Unless otherwise defined or the context
                      -----------
otherwise requires, terms for which meanings are provided in the Financing Agreement shall have such meanings when used in this Waiver and Consent (including, without limitation, in the foregoing recitals).



                                 ARTICLE II

                             WAIVER AND CONSENT

         Section 2.01 Waiver and Consent. Upon the terms and subject to the
                      ------------------
conditions set forth herein, each of the Lenders hereby agrees that, notwithstanding any provision of the Financing Agreement or any other Loan Document (including, without limitation, Sections 2.05(c) and (d) of the Financing Agreement and Section 7 of the Pledge Agreement (DIP)), Parent shall be entitled to retain 100% of the Astaris Sale Proceeds and waives any provisions of the Loan Documents that would otherwise require a different application or treatment of the Astaris Sale Proceeds. Furthermore, each Lender hereby agrees that the Astaris Sale Proceeds shall be disregarded for purposes of calculating whether the Borrowers have received $17,500,000 of Net Cash Proceeds from events described in clauses (iii), (iv), or (vii) of
Section 2.05(c).



                                ARTICLE III

                            CONDITIONS PRECEDENT

         Section 3.01 Conditions to Effectiveness of this Waiver and
                      ----------------------------------------------
Consent. This Waiver and Consent shall be effective as of the date hereof,
-------
upon the satisfaction of the conditions precedent that:

                  (a) Executed Counterparts. The Administrative Agent shall
                      ---------------------
have received executed counterparts of this Waiver and Consent, duly executed by a sufficient number of Lenders to evidence Supermajority Consent, each Loan Party, the Administrative Agent, and the Collateral Agent.

                  (b) No Default. As of the date hereof, both before and
                      ----------
after giving effect to this Waiver and Consent, no Default or Event of Default shall have occurred and be continuing (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                                 ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

         Section 4.01 Enforceability. Each of the Loan Parties represents
                      --------------
and warrants to each of the Agents, each of the Lenders, and each of the Issuers that this Waiver and Consent has been duly and validly executed and delivered by each of the Loan Parties and constitutes legal, valid and binding obligations of each of the Loan Parties, enforceable in accordance with the terms hereof except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).



                                 ARTICLE V

                        COVENANTS OF THE LOAN PARTIES

         Section 5.01 Bankruptcy Court Order. The Loan Parties will use
                      ----------------------
commercially reasonable efforts to obtain, on or before December 31, 2005 (as such date may be extended with the written approval of the Administrative Agent in its sole discretion), an order of the Bankruptcy Court, in form and substance satisfactory to the Administrative Agent in its sole discretion, approving matters related hereto, which order shall have been entered by the Bankruptcy Court on or before such date; provided, that
                                                             --------
if the Loan Parties are unable after use of commercially reasonable efforts to comply with the foregoing, the Borrowers will instead immediately make such payments as would otherwise have been required under the Loan Documents without regard to this Waiver and Consent. The Borrowers shall promptly provide to the Administrative Agent a true and complete copy of such order, and such order shall remain in full force and effect and shall not be reversed, modified, amended, stayed or vacated absent prior written consent of the Administrative Agent.



                                 ARTICLE VI

                                MISCELLANEOUS

         Section 6.01 Effect; Ratification. The waivers and consents set
                      --------------------
forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Financing Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Agents or any other party may now have or may have in the future under or in connection with the Financing Agreement as amended hereby or any other instrument or agreement referred to therein. This Waiver and Consent shall be construed in connection with and as part of the Financing Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         Section 6.02 No Novation. Neither this Waiver and Consent nor the
                      -----------
replacement of the terms of the Financing Agreement by the terms of this Waiver and Consent shall extinguish the obligations for the payment of money outstanding under the Financing Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Waiver and Consent or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Financing Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Waiver and Consent is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

         Section 6.03 Costs, Fees and Expenses. The Borrowers jointly and
                      ------------------------
severally agree to reimburse the Agents and the Lenders upon demand in accordance with Section 13.04 of the Financing Agreement for all reasonable costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agents and the Lenders) incurred in connection with the preparation, execution and delivery of this Waiver and Consent.

         Section 6.04 Counterparts. This Waiver and Consent may be executed
                      ------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver and Consent by telecopier shall be equally as effective as delivery of an original executed counterpart of this Waiver and Consent. Any party delivering an executed counterpart of this Waiver and Consent by telecopier also shall deliver an original executed counterpart of this Waiver and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver and Consent.

         Section 6.05 Severability. Any provision of this Waiver and Consent
                      ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 6.06 CHOICE OF LAW. THIS WAIVER AND CONSENT SHALL BE
                      -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

         Section 6.07 No Party Deemed Drafter. Each of the parties hereto
                      -----------------------
agrees that no party hereto shall be deemed to be the drafter of this Waiver and Consent.

         Section 6.08 Ratification of Guaranty. Each Guarantor hereby
                      ------------------------
consents to this Waiver and Consent and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Waiver and Consent, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.


                          (Signature Page Follows)

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                 BORROWERS:
                                 ----------

                                 SOLUTIA INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Assistant Treasurer


                                 SOLUTIA BUSINESS ENTERPRISES, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 GUARANTORS:
                                 -----------


                                 AXIO RESEARCH CORPORATION


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer

                                 BEAMER ROAD MANAGEMENT COMPANY


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:    James A. Tichenor
                                     Title:   Vice President & Treasurer


                                 CPFILMS INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Assistant Treasurer


                                 MONCHEM, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 MONCHEM INTERNATIONAL, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA GREATER CHINA, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA INTER-AMERICA, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer

                                 SOLUTIA INTERNATIONAL HOLDING


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA INVESTMENTS, LLC


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA MANAGEMENT COMPANY, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA OVERSEAS, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA SYSTEMS, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer


                                 SOLUTIA TAIWAN, INC.


                                 By: /s/ James A. Tichenor
                                     ------------------------------------------
                                     Name:  James A. Tichenor
                                     Title: Vice President & Treasurer

                                 ADMINISTRATIVE AGENT,
                                 ---------------------
                                 COLLATERAL AGENT, CO-
                                 ---------------------
                                 DOCUMENTATION AGENT AND A
                                 -------------------------
                                 LENDER:
                                 -------

                                 CITICORP USA, INC., for itself as the
                                 Administrative Agent, the Collateral Agent, a Co-Documentation Agent and a Lender




                                 By: /s/ David Jaffe
                                     ------------------------------------------
                                     Name:   DAVID JAFFE
                                     Title:  DIRECTOR/VICE PRESIDENT

                                 ISSUER:

                                 CITIBANK, N.A., as an Issuer and a Lender




                                 By: /s/ David Jaffe
                                     ------------------------------------------
                                     Name:   DAVID JAFFE
                                     Title:  DIRECTOR/VICE PRESIDENT

                                 CO-DOCUMENTATION AGENT AND A
                                 ----------------------------
                                 LENDER:
                                 ------

                                 WELLS FARGO FOOTHILL, LLC, for itself as a Co-Documentation Agent and a Lender




                                 By: /s/ Yelena Kravchuk
                                     ------------------------------------------
                                     Name:  Yelena Kravchuk
                                     Title: AVP

                                 CELERITY CLO LIMITED
                                      By: TCW Advisors, Inc., as Agent


                                 By: /s/ Wayne Hosang
                                    ------------------------------------------
                                 Title: G. WAYNE HOSANG
                                        VICE PRESIDENT



                                 By: /s/ Vikas Mavinkurve
                                    ------------------------------------------
                                 Title: VIKAS MAVINKURVE
                                        VICE PRESIDENT

                                 C-SQUARED CDO LTD.
                                      By: TCW Advisors, Inc., as its
                                      Portfolio Manager


                                 By: /s/ Wayne Hosang
                                    ------------------------------------------
                                 Title: G. WAYNE HOSANG
                                        VICE PRESIDENT



                                 By: /s/ Vikas Mavinkurve
                                    ------------------------------------------
                                 Title: VIKAS MAVINKURVE
                                        VICE PRESIDENT

                                 LOAN FUNDING I LLC,
                                      a wholly owned subsidiary of Citibank,
                                      N.A.
                                      By: TCW Advisors, Inc.,
                                      as Portfolio Manager of Loan Funding I LLC


                                 By: /s/ Wayne Hosang
                                    ------------------------------------------
                                 Title: G. WAYNE HOSANG
                                        VICE PRESIDENT



                                 By: /s/ Vikas Mavinkurve
                                    ------------------------------------------
                                 Title: VIKAS MAVINKURVE
                                        VICE PRESIDENT

                                 TCW SELECT LOAN FUND, LIMITED
                                      By: TCW Advisors, Inc., as its
                                      Collateral Manager


                                 By: /s/ Wayne Hosang
                                    ------------------------------------------
                                 Title: G. WAYNE HOSANG
                                        VICE PRESIDENT



                                 By: /s/ Vikas Mavinkurve
                                    ------------------------------------------
                                 Title: VIKAS MAVINKURVE
                                        VICE PRESIDENT

                                 TCW SENIOR SECURED LOAN FUND
                                      By: TCW Advisors, Inc., as its
                                      Investment Advisor


                                 By: /s/ Wayne Hosang
                                    ------------------------------------------
                                 Title: G. WAYNE HOSANG
                                        VICE PRESIDENT



                                 By: /s/ Vikas Mavinkurve
                                    ------------------------------------------
                                 Title: VIKAS MAVINKURVE
                                        VICE PRESIDENT

                                 VELOCITY CLO, LTD.
                                      By: TCW Advisors, Inc.,
                                      its Collateral Manager


                                 By: /s/ Wayne Hosang
                                    ------------------------------------------
                                 Title: G. WAYNE HOSANG
                                        VICE PRESIDENT



                                 By: /s/ Vikas Mavinkurve
                                    ------------------------------------------
                                 Title: VIKAS MAVINKURVE
                                        VICE PRESIDENT

                                 LENDER:
                                 -------

                                 Citigroup Financial Products Inc.
                                 as a Lender




                                 By: /s/ Jeffrey Jacob
                                     ------------------------------------------
                                     Name:   JEFFREY JACOB
                                     Title:  MD

                                 LENDER:
                                 -------

                                      Highland Legacy Limited
                                      By: Highland Capital Management, L.P., As
                                          Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner


                                     ------------------------------------------,
                                     as a Lender



                                 By: /s/ Chad Schramek
                                     ------------------------------------------
                                     Name:
                                     Title:

                                     Chad Schramek, Assistant Treasurer
                                     Strand Advisors, Inc., General Partner of
                                     Highland Capital Management, L.P.

                                 LENDER:
                                 -------

                                      Restoration Funding CLO, LTD
                                      By: Highland Capital Management, L.P., As
                                          Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner


                                     ------------------------------------------,
                                     as a Lender



                                 By: /s/ Chad Schramek
                                     ------------------------------------------
                                     Name:
                                     Title:

                                     Chad Schramek, Assistant Treasurer
                                     Strand Advisors, Inc., General Partner of
                                     Highland Capital Management, L.P.

                                 LENDER:
                                 -------

                                      Highland Loan Funding V Ltd.
                                      By: Highland Capital Management, L.P., As
                                          Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner


                                     ------------------------------------------,
                                     as a Lender



                                 By: /s/ Chad Schramek
                                     ------------------------------------------
                                     Name:
                                     Title:

                                     Chad Schramek, Assistant Treasurer
                                     Strand Advisors, Inc., General Partner of
                                     Highland Capital Management, L.P.

                                 LENDER:
                                 -------

                                      California Public Employees' Retirement
                                      System
                                      By: Highland Capital Management, L.P., As
                                          Authorized Representative of the Board
                                      By: Strand Advisors, Inc., Its General
                                          Partner


                                     ------------------------------------------,
                                     as a Lender



                                 By: /s/ Chad Schramek
                                     ------------------------------------------
                                     Name:
                                     Title:

                                     Chad Schramek, Assistant Treasurer
                                     Strand Advisors, Inc., General Partner of
                                     Highland Capital Management, L.P.

                                 LENDER:
                                 -------

                                      Pam Capital Funding L.P.
                                      By: Highland Capital Management, L.P., As
                                          Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner


                                     ------------------------------------------,
                                     as a Lender



                                 By: /s/ Chad Schramek
                                     ------------------------------------------
                                     Name:
                                     Title:

                                     Chad Schramek, Assistant Treasurer
                                     Strand Advisors, Inc., General Partner of
                                     Highland Capital Management, L.P.

                                 LENDER:
                                 -------

                                 SMBC DIP LIMITED,
                                 as a Lender




                                 By: /s/ Susumu Ogawa
                                     ------------------------------------------
                                     Name:   Susumu Ogawa
                                     Title:  Director

                                 LENDER:
                                 -------

                                 CDL LOAN FUNDING LLC,
                                 as a Lender




                                 By: /s/ Jason Trala
                                     ------------------------------------------
                                     Name:   JASON TRALA
                                     Title:  Attorney-in-Fact

                                 LENDER:
                                 -------

                                 _Oppenheimer Senior Floating Rate Fund,
                                 as a Lender




                                 By: /s/ Lisa Chaffee
                                     ------------------------------------------
                                     Name:   Lisa Chaffee
                                     Title:  AVP

                                 LENDER:
                                 -------

                                 Bayerische Hypo- und Vereinsbank AG,
                                 New York Branch,
                                 as a Lender




                                 By: /s/ Miriam Trautmann
                                     ------------------------------------------
                                     Name:   Miriam Trautmann
                                     Title:  Associate Director




                                 By: /s/ Salvatore Esposito
                                     ------------------------------------------
                                     Name:   Salvatore Esposito
                                     Title:  Managing Director

                                 LENDER:
                                 -------

                                     Satellite Senior Income Fund, LLC
                                 By: Satellite Asset Management, L.P.,
                                     ---------------------------------
                                     as Investment Manager




                                 By: /s/ Simon Raykher
                                     ------------------------------------------
                                     Name:   Simon Raykher
                                     Title:  General Counsel

                                 LENDER:
                                 -------

                                 WATCHTOWER CLO I PLC
                                 By: Citadel Limited Partnership, Collateral
                                     Manager
                                 By: Citadel Investment Group, L.L.C., its
                                     General Partner


                                     as a Lender




                                 By: /s/ Erica L. Tarpey
                                     ------------------------------------------
                                     Name:   Erica L. Tarpey
                                     Title:  Authorized Signatory

                                 LENDER:
                                 -------

                                 WINGATE CAPITAL LTD.
                                 By: Citadel Limited Partnership, its
                                     Portfolio Manager
                                 By: Citadel Investment Group, L.L.C., its
                                     General Partner




                                      By: /s/ Erica L. Tarpey
                                          -------------------------------------
                                          Name:   Erica L. Tarpey
                                          Title:  Authorized Signatory